SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 6, 2001




                              SAVE ON ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)



               Georgia                   333-33134          58-2267238
     (State or Other Jurisdiction      (Commission      (I.R.S. Employer
          of Incorporation)              File No.)     Identification No.)



                       4851 Georgia Highway 85, Suite 211,
                           Forest Park, Georgia 30050
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (404) 765-0131

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)





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Item 4.    Change in Registrant's Certifying Accountant.

Save On Energy, Inc. (the "Company") is filing this report on Form 8-K to report a change in certifying accountants with the firm of Jack Kane & Co., P.C. being replaced by Aidman, Piser & Company effective as of August 6, 2001.


(a) The following sets forth the information required by Item 304(a)(1) of Regulation S-B:

          (i) On August 6, 2001, Jack Kane & Co., P.C. was replaced as the Company's principal independent accountant by Aidman, Piser & Company.

          (ii) Jack Kane & Co., P.C.'s reports on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
          The reports on the Company's financial statements for the years ended December 31, 2000 and 1999 were modified to describe the uncertainty surrounding the Company's ability to continue as a going concern and to make reference to management's plans regarding such uncertainty in the footnotes.

          (iii) The decision to change accountants was approved by the Board of Directors of the Company.

          (iv) During the Company's two most recent fiscal years and subsequent interim periods, there were no disagreements with Jack Kane & Co., P.C. on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.

(b) The Company has requested that Jack Kane & Co., P.C. furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 6, is filed as Exhibit 16.1 to this Form 8-K.


(c) During the Company's two most recent fiscal years, the Company has not consulted with Aidman, Piser & Company regarding any of the matters specified in
Item 304(a)(2) of Regulation S-B.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.


Description                                                   Exhibit
-----------                                                   -------
Letter of Jack Kane & Co., P.C. dated August 6,
2001, regarding the disclosure contained in
Item 4 of this report on Form 8-K                               16.1




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SAVE ON ENERGY, INC.



Dated: August 6, 2001                       By:/s/ Robby Davis
                                               ---------------
                                            Name:  Robby Davis
                                            Title:    President





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                                  Exhibit 16.1


August 6, 2001


Securities and Exchange Commission 450 5th Street, N.W.
Washington, DC  20549

Re:  Save On Energy, Inc.

Dear Sir/Madam:

Pursuant to the request of the above named company, we affirm that:


     (1) We have read the Company's response to Item 4 of Form 8-K dated August 6, 2001 and


     (2) We agree with the response.

Sincerely,

 /s/ Jack Kane & Co., P.C.
-------------------------
     Jack Kane & Co., P.C.

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